News Release	Contact:
For Immediate Release	Anna Austin, EVP, Corporate Communications (636) 534-2271 Email: investor.relations@tlcvision.com

TLCVision Announces Fourth Quarter and Full-Year 2006 Financial Results and Refractive
Strategy Update

ST. LOUIS, MO, — March 15, 2007 – TLC Vision Corporation (NASDAQ:TLCV; TSX:TLC), North America’s premier eye care services company, today announced financial results for the year ended December 31, 2006. All dollar amounts are expressed in U.S. currency and results are reported in accordance with U.S. generally accepted accounting principles (U.S. GAAP) unless otherwise noted.

“In the third quarter of 2006, we announced a new refractive centers strategy that we expect will deliver much higher growth rates in our core business,” said Jim Wachtman, President and Chief Executive Officer. “Our strategy to drive additional procedure volume includes a more consumer-friendly price coupled with significant marketing investment. Our financial results for the fourth quarter and full year 2006 were impacted by this investment. However, I am pleased to report that, even at this early stage of execution, this strategic approach is delivering the metrics that we anticipated. To date, we have converted 29 centers to this new strategy, including our latest new center in Seattle, Washington opened in January, and we are experiencing increased call volume and resulting consultation appointments across our network of centers. The Company is very confident in this direction, which combines the most successful elements of the current medical referral model with a direct-to-consumer approach, creating a unique and competitive position for TLCVision.”

Editor’s Note: “Operating Business” (or “Operating”) is defined as TLCVision’s activities excluding the impact of the AMD segment, representing our investment in OccuLogix, Inc. To provide maximum transparency for investors, Operating Business financial results are listed separately from consolidated results in this press release.

FOURTH QUARTER RESULTS:

REVENUES
TLCVision’s fourth quarter revenues were $63.5 million, an increase of 5% from 2005.

•	Total refractive revenues were up 4% to $42.5 million. Centers revenues of $34.6 million were 3% higher than last year, with same store center revenues also up 3%. Refractive center procedure volume (including LECC) was 26,100, up 1% from prior year. Excluding LECC, center procedures were up 2% vs. a reported industry decline in procedure volumes for the quarter. Access revenues of $8.0 million were up 8%, as lower procedures (13,600 vs. 14,000 in the prior year) were offset by higher pricing from increased custom penetration.

•	Other Healthcare Services revenues (excluding AMD) increased 8% to $21.0 million, fueled by strong growth at Vision Source (+16%) and the mobile cataract business (+6%). Surgical procedures of 18,200 were 3% below prior year, but revenues were up 2% due to a better mix overall and higher average selling prices in our mobile cataract business.

EARNINGS
Consolidated: Including the AMD net loss of ($2.5) million, the net loss for the quarter was ($2.4) million or ($0.03) per share.

Operating Business: Net income for the quarter was $0.1 million, comparable to $0.4 million for the prior year on an as-reported basis. 2006 operating results were impacted by non-recurring charges of $5.3 million and an income tax benefit of $6.0 million related to the reversal of certain deferred tax valuation allowances.

STRONG CASH GENERATION
Operating cash flow for the fourth quarter was $3.0 million or $0.04 per fully diluted share. The Company continues to maintain a strong financial position, with cash and short-term investments totaling $40.5 million.

YEAR-TO-DATE RESULTS

As previously guided, revenues for the full year ended December 31, 2006 were $281.8 million, growing 8% from 2005 on a consolidated basis and 9% excluding the AMD business. Total refractive revenues increased 6% to $198.7 million, and total refractive procedure volume (including LECC) was 187,300. Other Healthcare Services revenues of $83.1 million (excluding AMD) increased 16%, with a total of 73,200 surgical procedures performed.

For the full year ended December 31, 2006, consolidated net income was $11.5 million (or $0.17 per share) including a ($7.2) million net loss from the AMD segment. Net income for the Operating Business was $18.7 million or $0.27 per share, an increase over 2005 of $2.8 million or $0.05 per share on an as-reported basis. Earnings per share were below previous the expected range due to a higher effective tax rate and the unanticipated non-recurring charges. After adjusting both periods on a pro forma basis to remove stock compensation, non-recurring costs and one-off income tax benefits, pro forma 2006 net income of $17.1 million (or $0.25 per share) trailed pro forma 2005 net income of $20.3 million by 16%, as the losses on new de novo centers more than offset an increase in earnings from existing facilities.

Consolidated operating cash flow for full year 2006 was $33.5 million. Operating cash flow for the Operating Business was $38.4 million or $0.55 per share, consistent with previous guidance.
2007 OUTLOOK

Historically, the core refractive centers business has been the largest contributor to revenue and earnings for the Company. TLCVision is embarking upon a significant change in this business. Given the magnitude of this change and the expected variability in operating results during this transition period, the Company is choosing not to issue annual guidance at this time. While the Company anticipates positive earnings and cash flow for the year from its Operating Business, they will be at levels below 2006 given the significant marketing spend associated with the change in strategy and the time required to get a return on that investment.

“While early results from this strategy are very encouraging, the Company needs to demonstrate a level of growth and predictability before issuing guidance,” said Jim Wachtman. “We appreciate the financial community’s need for forward-looking information to effectively evaluate investment decisions in TLCVision, and intend to provide additional color as our strategy progresses during the year.”

TLCVision continues to review strategic and financial alternatives to maximize near-term and longer-term shareholder value. There can be no assurance that the review will result in any strategic or financial transaction, and no timetable has been set for its completion.

CONFERENCE CALL

TLCVision is pleased to invite all interested parties to participate in a conference call during which time these financial results will be discussed. The call will be held today, March 15, at 4:30 pm Eastern Time at 1-877-888-4605.

The call will also be broadcast live and archived on the Company’s web site at www.tlcv.com under the “Webcasts” link in the Investor Relations section. In addition, the live web cast will be available at various other popular portals and financial web sites. A replay will be available until March 29 by dialing 1-888-509-0081 and entering pass code 640813.

About TLCVision

TLCVision is North America’s premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers management and technology access service models, and its managed care contracting strength, TLCVision maintains leading positions in Refractive and Cataract markets. More information about TLCVision can be found on the corporate website www.tlcv.com. Go to www.tlcvision.com for information on refractive surgery.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934, which statements can be identified by the use of forward looking terminology, such as “may”, “will”, “expect”, ”intend”, “anticipate”, “estimate”, “predict”, “plans” or “continue” or the negative thereof or other variations thereon or comparable terminology referring to future events or results. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of numerous factors, including the timing of expenditures, effects of competition, changes to pricing, acquisitions and expansion opportunities, any of which could cause actual results to vary materially from current results or TLCVision’s anticipated future results. See the Company’s reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward looking statements. TLCVision assumes no obligation to update the information contained in this press release.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except per share amounts)
	Three Months Ended December 31, 2006					Three Months Ended December 31, 2005

	Results Before AMD
	Segment	AMD Segment	Total TLCVision		Results Before AMD Segment		AMD Segment			Total TLCVision

Revenues:
Refractive:
Centers	$34,556	$—	$34,556			$33,425		$—		$33,425
Access	7,977	—	7,977			7,368		—		7,368
Other healthcare services	21,008	—	21,008			19,518		206		19,724

Total revenues	63,541	—	63,541			60,311		206		60,517
Cost of revenues (excluding amortization):
Refractive:
Centers	26,519	—	26,519			25,879		—		25,879
Access	6,619	—	6,619			6,045		—		6,045
Other healthcare services	12,976	—	12,976			11,920		2,345		14,265

Total cost of revenues (excluding amortization)	46,114	—	46,114		43,844		2,345		46,189

Gross profit (loss)	17,427	—	17,427			16,467		(2,139)		14,328

General and administrative	8,642	—	8,642			6,538		2,981		9,519
Marketing and sales	7,468	—	7,468			5,308		168		5,476
Research and development, clinical and regulatory	—	—	—			—		1,456		1,456
Amortization of intangibles	873	—	873			950		—		950
Impairment of goodwill	4,087	—	4,087			—		—		—
Other expenses, net	781	—	781			1,769		1		1,770
Total operating costs	21,851	—	21,851			14,565		4,606		19,171

Operating income (loss)	(4,424)	—	(4,424)			1,902		(6,745)		(4,843)
Interest income	525	—	525			513		406		919
Interest expense	(388)	—	(388)			(421)		—		(421)
Minority interests	(2,060)	—	(2,060)			(1,834)		2,891		1,057
Earnings (losses) from equity investments	450	(2,506)	(2,056)			718		—		718

Income (loss) before income taxes	(5,897)	(2,506)	(8,403)			878		(3,448)		(2,570)
Income tax benefit (expense)	6,042	—	6,042			(455)		3		(452)

Net income (loss)	$145	$(2,506)	$(2,361)			$423		$(3,445)		$(3,022)

Earnings (loss) per share — diluted	$0.00	$(0.03)	$(0.03)			$0.01		$(0.05)		$(0.04)

Weighted average number of common shares outstanding — diluted	69,759	69,759	69,759		68,645		68,645		68,645
Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.
TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except per share amounts)
		Year Ended December 31, 2006							Year Ended December 31, 2005

	Results Before AMD
	Segment	AMD Segment	Total TLCVision		Results Before AMD Segment		AMD Segment			Total TLCVision

Revenues:
Refractive:
Centers	$161,514	$—	$161,514			$150,168		$—		$150,168
Access	37,186	—	37,186			36,453		—		36,453
Other healthcare services	83,126	—	83,126			71,563		1,841		73,404

Total revenues	281,826	—	281,826			258,184		1,841		260,025
Cost of revenues (excluding amortization):
Refractive:
Centers	114,575	—	114,575			106,476		—		106,476
Access	27,949	—	27,949			26,974		—		26,974
Other healthcare services	50,866	1,659	52,525			43,537		3,738		47,275

Total cost of revenues (excluding amortization)	193,390	1,659	195,049			176,987		3,738		180,725

Gross profit (loss)	88,436	(1,659)	86,777			81,197		(1,897)		79,300

General and administrative	32,862	1,759	34,621			27,647		8,850		36,497
Marketing and sales	27,623	169	27,792			21,055		659		21,714
Research and development, clinical and regulatory	—	1,475	1,475			—		5,250		5,250
Amortization of intangibles	3,484	—	3,484		4,039		—		4,039
Impairment of goodwill	4,087	—	4,087		—		—		—
Other expenses (income), net	25	849	874			935		(166)		769
Total operating costs	68,081	4,252	72,333			53,676		14,593		68,269

Operating income (loss)	20,355	(5,911)	14,444			27,521		(16,490)		11,031
Gain on sale of OccuLogix, Inc. stock	—	1,450	1,450			—		—		—
Interest income	1,964	366	2,330			2,687		1,593		4,280
Interest expense	(1,455)	—	(1,455)			(1,737)		—		(1,737)
Minority interests	(9,737)	2,715	(7,022)			(8,401)		7,058		(1,343)
Earnings (losses) from equity investments	3,173	(5,809)	(2,636)			2,545		—		2,545

Income (loss) before income taxes	14,300	(7,189)	7,111			22,615		(7,839)		14,776
Income tax benefit (expense)	4,408	—	4,408			(6,657)		—		(6,657)

Net income (loss)	$18,708	$(7,189)	$11,519			$15,958		$(7,839)		$8,119

Earnings (loss) per share — diluted	$0.27	$(0.10)	$0.17			$0.22		$(0.11)		$0.11

Weighted average number of common shares outstanding — diluted	69,580	69,580	69,580		71,380		71,380		71,380
Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.
TLC VISION CORPORATION
CONSOLIDATING BALANCE SHEETS
(In thousands)
		December 31, 2006
		(Unaudited)					December 31, 2005

	Results Before AMD				Results Before AMD Segment
	Segment	AMD Segment	Total TLCVision		(Unaudited)		AMD Segment (Unaudited)			Total TLCVision

ASSETS
Current assets
Cash and cash equivalents	$28,917	$—	$28,917			$22,122		$9,607		$31,729
Short-term investments	11,575	—	11,575			6,550		31,663		38,213
Accounts receivable, net	19,315	—	19,315			20,056		527		20,583
Deferred tax asset	7,153	—	7,153			—		—		—
Prepaid expenses, inventory and other	13,911	—	13,911			11,604		5,519		17,123

Total current assets	80,871	—	80,871			60,332		47,316		107,648
Intercompany	—	—	—			1,693		(1,693)		—
Restricted cash	1,035	—	1,035			975		—		975
Investments and other assets	24,495	14,362	38,857			19,838		—		19,838
Goodwill	96,148	—	96,148			99,402		—		99,402
Other intangible assets, net	20,503	—	20,503			23,886		135		24,021
Fixed assets, net	56,888	—	56,888			48,646		513		49,159

Total assets	$279,940	$14,362	$294,302			$254,772		$46,271		$301,043

LIABILITIES
Current liabilities
Accounts payable	$12,314	$—	$12,314			$10,517		$514		$11,031
Accrued liabilities	20,231	—	20,231			22,158		2,295		24,453
Current maturities of long-term debt	8,311	—	8,311			5,268		—		5,268

Total current liabilities	40,856	—	40,856			37,943		2,809		40,752
Long-term debt, less current maturities	15,122	—	15,122			12,665		—		12,665
Other long-term liabilities	4,442	—	4,442			3,427		—		3,427
Minority interests	14,583	—	14,583			14,284		21,510		35,794

Total liabilities	75,003	—	75,003			68,319		24,319		92,638
STOCKHOLDERS’ EQUITY
Common stock	419,767	30,366	450,133			419,936		30,767		450,703
Option and warrant equity	1,806	—	1,806			1,861		—		1,861
Accumulated deficit	(216,636)	(16,004)	(232,640)			(235,344)		(8,815)		(244,159)

Total stockholders’ equity	204,937	14,362	219,299			186,453		21,952		208,405

Total liabilities and stockholders’ equity	$279,940	$14,362	$294,302			$254,772		$46,271		$301,043

Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.
TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF CASH FLOWS (UNAUDITED)
(In thousands, except per share amounts)
		Year Ended December 31, 2006							Year Ended December 31, 2005

	Results Before AMD
	Segment	AMD Segment	Total TLCVision		Results Before AMD Segment		AMD Segment			Total TLCVision

OPERATING ACTIVITIES
Net income (loss)	$18,708	$(7,189)	$11,519			$15,958		$(7,839)		$8,119
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation and amortization	16,358	34	16,392			16,233		120		16,353
Reimbursements from investments in research and development
arrangements	(300)	—	(300)			(300)		—		(300)
Minority interests	9,737	(2,715)	7,022			8,401		(7,058)		1,343
(Earnings) losses from equity investments	(3,173)	5,809	2,636			(2,545)		—		(2,545)
Deferred taxes	(5,241)	—	(5,241)			5,067		—		5,067
Loss (gain) on sales and disposals of fixed assets	111	29	140			75		(167)		(92)
Gain on sales and issuances of subsidiary stock	(349)	(1,450)	(1,799)			—		—		—
Write-down of OccuLogix, Inc. inventory	—	1,625	1,625			—		1,982		1,982
Impairment of goodwill	4,087	—	4,087			—		—		—
Gain on sale of subsidiary	—	—	—			(319)		—		(319)
Non-cash compensation expense	1,258	186	1,444			648		790		1,438
Adjustments to the fair values of long-lived assets and liabilities	294	—	294			888		—		888
Other	58	26	84			—		182		182
Changes in operating assets and liabilities, net of acquisitions and dispositions:	(3,190)	(1,225)	(4,415)			(2,513)		(7,077)		(9,590)

Cash from operating activities	38,358	(4,870)	33,488			41,593		(19,067)		22,526

INVESTING ACTIVITIES
Purchases of fixed assets	(11,493)	—	(11,493)			(8,139)		(182)		(8,321)
Proceeds from sales of fixed assets	681	—	681			1,494		285		1,779
Proceeds from divestitures of investments and subsidiaries, net	—	—	—			3,430		—		3,430
Proceeds from sale of subsidiary stock, net	230	2,226	2,456			—		—		—
OccuLogix, Inc. cash balance at time of deconsolidation	—	(14,814)	(14,814)			—		—		—
Distributions and loan payments received from equity investments	3,613	—	3,613			3,039		—		3,039
Reimbursements from investments in research and development
arrangements	300	—	300			300		—		300
Acquisitions and equity investments	(7,839)	—	(7,839)			(67,573)		—		(67,573)
Proceeds from sales of short-term investments	400	9,925	10,325			91,025		38,725		129,750
Purchases of short-term investments	(5,425)	—	(5,425)			(29,060)		(28,035)		(57,095)
Other	59	(71)	(12)			49		(36)		13

Cash from investing activities	(19,474)	(2,734)	(22,208)			(5,435)		10,757		5,322

FINANCING ACTIVITIES
Restricted cash movement	(60)	—	(60)			(43)		—		(43)
Transfer proceeds from sale of OccuLogix, Inc. stock, net	2,226	(2,226)	—			—		—		—
Transfer intercompany cash	10	(10)	—			—		—		—
Principal payments of debt financing and capital leases	(6,479)	—	(6,479)			(9,504)		—		(9,504)
Proceeds from debt financing	441	—	441			1,992		—		1,992
Distributions to minority interests	(9,197)	—	(9,197)			(8,440)		—		(8,440)
Purchases of treasury stock	—	—	—			(15,868)		—		(15,868)
Proceeds from issuances of common stock	970	—	970			1,980		—		1,980
Proceeds from issuances of OccuLogix, Inc. stock	—	233	233			—		329		329

Cash from financing activities	(12,089)	(2,003)	(14,092)			(29,883)		329		(29,554)

Net increase (decrease) in cash and cash equivalents during the period	6,795	(9,607)	(2,812)			6,275		(7,981)		(1,706)
Cash and cash equivalents, beginning of period	22,122	9,607		31,729			15,847		17,588	33,435

Cash and cash equivalents, end of period	$28,917	$—		$28,917			$22,122		$9,607	$31,729

Operating cash flow per diluted share	$0.55	$(0.07)		$0.48			$0.58		$(0.26)	$0.32
Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.